EXHIBIT 2




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated May 18, 2000, included in this Form 11-K relating to the Pacific Gas and Electric Gas
Transmission, Northwest Corporation Savings Fund Plan for Non-
Management Employees and Trust, into PG&E Corporation's previously filed Registration Statement File No. 33-68155.

Mah & Associates, LLP
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Mah & Associates, LLP
San Francisco, California
June 28, 2000